UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): February 24, 2012

Vocus, Inc.

(Exact name of registrant as specified in its charter)

Delaware	333-125834	58-1806705
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

12051 Indian Creek Court, Beltsville, Maryland		20705
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: 3014592590

Not Applicable

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01 Financial Statements and Exhibits.

On February 28, 2012, Vocus, Inc. (Vocus) filed a Current Report on Form 8-K (Current Report) under Items 1.01, 2.01. 2.02, 2.03, 3.02, 5.02 and 9.01 to report the completion of its acquisition of iContact Corporation (iContact). The purpose of this Amendment No. 1 to the Current Report is to file the historical financial statements and pro forma information required by Item 9.01 of Form 8-K.

(a) Financial Statements of Businesses Acquired.

The audited consolidated financial statements of iContact as of and for the years ended December 31, 2011 and 2010 are attached hereto as Exhibit 99.1 to this Form 8-K/A and are incorporated in their entirety by reference.

(b) Pro Forma Financial Information.

Unaudited Pro Forma Condensed Combined financial information is attached hereto as Exhibit 99.2 to this Form 8-K/A and is incorporated in its entirety by reference.

(d) Exhibits.

Exhibit

Number

23.1 Consent of Independent Auditors

99.1 The audited consolidated balance sheets of iContact as of December 31, 2011 and 2010 and the related statements of operations, statements of stockholders’ deficit and statements of cash flows for the years ended December 31, 2011 and 2010 and the notes to the financial statements together with the Report of Independent Auditors thereon of Ernst & Young.

99.2 The unaudited pro forma condensed combined financial information.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Vocus, Inc.

May 9, 2012	By:	/s/ Stephen Vintz
Name: Stephen Vintz
Title: Executive Vice President, Chief Financial Officer and Treasurer

Exhibit Index

Exhibit No.	Description

23.1	Consent of Independent Auditors

99.1	The audited consolidated balance sheets of iContact as of December 31, 2011 and 2010 and the related statements of operations, statements of stockholders’ deficit and statements of cash flows for the years ended December 31, 2011 and 2010 and the notes to the financial statements together with the Report of Independent Auditors thereon of Ernst & Young.

99.2	The unaudited pro forma condensed combined financial information.